Exhibit 10.24

LINDBLAD EXPEDITIONS, INC.

_____

2012 INCENTIVE STOCK PLAN

Section 1.        Purpose

The purpose of the Lindblad Expeditions, Inc. 2012 Incentive Stock Plan (the “Plan”) is to promote the best interests of Lindblad Expeditions, Inc. (together with any successor thereto, the “Company”) and its Subsidiaries (if any), as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the “Code”), and any entities of which at least fifty percent (50%) of the equity interest is held directly or indirectly by the Company (together “Affiliates”), by encouraging and providing for the acquisition of an equity interest in the success of the Company by the Company’s officers, employees, non-employee members of the Board of Directors and certain consultants and advisors and by enabling the Company and its Affiliates to attract and retain the services of such individuals upon whose judgment, interest, skills, and special effort the successful conduct of their operations is largely dependent.

Section 2.       Effective Date

The Plan shall become effective as of November 15, 2012 (the “Effective Date”), subject, however, to the approval of the Plan by the Company’s stockholders within twelve (12) months before or after the date of adoption of the Plan by the Board of Directors of the Company (the “Board”). To the extent that any awards are made under the Plan prior to its approval by stockholders, they shall be contingent on approval of the Plan by the Company’s stockholders.

Section 3.       Administration

The Plan shall be administered by the Board. The Board may allocate all or any portion of its responsibilities to any one or more of its members and may delegate all or any part of its responsibilities and powers to a committee of the Board consisting of at least two members or to any person or persons selected by it, except to the extent prohibited by applicable law or the applicable rules of a stock exchange or market. Any such allocation or delegation may be revoked by the Board at any time. Subject to the express provisions of the Plan, the Board shall have complete authority, in its discretion, to determine those individuals to whom awards shall be granted. In making such determinations, the Board may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the success of the Company, and such other factors as the Board in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Board shall also have complete authority to determine the types of awards and the number of shares covered by the awards, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms, conditions, performance criteria, restrictions and other provisions of such awards (which need not be identical among participants) and to make all other determinations necessary or advisable for the administration of the Plan. The Board’s determinations on the matters referred to in this paragraph shall be conclusive.

Section 4.       Eligibility and Participation

Participants in the Plan shall be selected by the Board from among those individuals who are an employee, officer or director of the Company or of any of its Affiliates, or a consultant or advisor providing valuable services to the Company (irrespective of their respective citizenship, residence or domicile), as the Board may designate from time to time (the “Participants”). The Board shall consider such factors as it deems appropriate in selecting Participants and in determining the type and amount of their respective awards. The Board’s designation of a Participant in any year shall not require the Board to designate such person to receive an award in any other year.

Section 5.       Stock Subject to Plan

5.1       Number. Subject to adjustment as provided in Section 5.3, the maximum number of shares of Class A common stock of the Company, no par value per share (“Stock”), that may be issued under the Plan shall be 11,429. All of such shares may be issued pursuant to the exercise of incentive stock options within the meaning of Section 422 of the Code. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock.

5.2       Unused Stock; Unexercised Rights. If, after the effective date of the Plan, any shares of Stock covered by an award granted under the Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is canceled prior to the delivery of all of the shares of Stock or of other consideration issuable or payable pursuant to such award, then the number of shares of Stock counted against the number of shares available under the Plan in connection with the grant of such award, shall again be available for the granting of additional awards under the Plan, unless determined otherwise by the Board.

5.3       Adjustment.

(a)       If (i) the Company shall at any time be involved in a merger or other transaction in which the shares of Stock are changed or exchanged; (ii) the Company shall subdivide or combine the shares of Stock or the Company shall declare a dividend payable in Shares, other securities or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per share basis, exceeds ten percent (10%) of the Fair Market Value of a share of Stock at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the shares of Stock in the form of cash, or a repurchase of shares of Stock, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that is a recapitalization or reorganization involving the shares; or (iv) any other event shall occur, that, in the case of this subsection (iv), in the judgment of the Board necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, in each case, the Board shall, in such manner as it may deem equitable, adjust any or all of: (a) the number and type of shares of capital stock of the Company subject to this Plan (including the number and type of shares that may be issued pursuant to incentive stock options), (b) the number and type of shares of capital stock of the Company subject to outstanding awards, (c) the grant, purchase, or exercise price with respect to any award, and (d) the performance goals established under any award; or, if deemed appropriate and in lieu of any such adjustment, make provision for a cash payment to the holder of an outstanding award; provided, however, in each case, that with respect to awards of incentive stock options no such adjustment shall be authorized to the extent that such adjustment would cause such options previously awarded to cease to be treated as incentive stock options; and provided further, however, that the number of shares of Stock subject to any award payable or denominated in Stock shall always be a whole number.

(b)       In the event of a merger or similar reorganization in which the Company does not survive, or a sale of substantially all of the assets of the Company, the Company shall use commercially reasonable efforts to make adequate provisions such that incentive stock options and non-qualified stock options outstanding hereunder, to the extent not then exercised, shall vest in accordance with the express provisions of the Plan. Subject to such vesting, the options shall continue to represent the right to purchase the number of shares of stock to which the holder of such option would have been entitled had the non-exercised portion of such option been exercised in full on the date of such corporate action.

(c)       In the event any Stock is issued pursuant to an exercise of any warrant outstanding on the grant date of any award granted under this Plan, the number of shares of Stock subject to this Plan and subject to such award prior to such exercise shall each be increased pro rata to the increase in the number of shares of Stock issued and outstanding by reason of such exercise; provided, however, in each case, that with respect to awards of incentive stock options no such adjustment shall be authorized to the extent that such adjustment would cause such options previously awarded to cease to be treated as incentive stock options; and provided further, however, that the number of shares of Stock subject to any award payable or denominated in Stock shall always be a whole number. The award agreement may provide that the number of Shares subject to the award on the grant date is determined assuming that all warrants outstanding on the grant date have been exercised, and then permit the exercise of such award or the issuance of such shares on a pro rata basis only to the extent such warrants are actually exercised (and all other terms and conditions of exercise are otherwise met).

Section 6.       Term of the Plan

Subject to the right of the Board to terminate the Plan earlier pursuant to Section 12.1, no award shall be granted under the Plan after December 31, 2015. However, unless otherwise expressly provided in the Plan or in an applicable award agreement, any award theretofore granted may extend beyond such date and, to the extent set forth in the Plan, the authority of the Board to amend, alter, adjust, suspend, discontinue or terminate any such award, or to waive any conditions or restrictions with respect to any such award, and the authority of the Board to amend the Plan, shall extend beyond such date.

Section 7.       Stock Options

7.1       Grant of Options. Options may be granted to Participants at any time and from time to time as shall be determined by the Board. The Board shall have complete discretion in determining the number, terms and conditions of options granted to a Participant. The Board also shall determine whether an option is intended to be an incentive stock option within the meaning of Section 422 of the Code or a nonqualified stock option; provided, however, that only Participants who are employees of the Company or one of its Subsidiaries at the time of grant may receive grants of incentive stock options.

7.2       Incentive Stock Options.

(a)       Exercise. Except as provided in paragraph (b) below, incentive stock options shall be exercisable at option prices of not less than one hundred percent (100%) of the fair market value of the Stock on the date of grant, as such fair market value is determined by such methods or procedures as shall be established from time to time by the Board (“Fair Market Value”), and shall be exercisable over not more than ten (10) years after the date of grant.

(b)       Ten-Percent Owners. Notwithstanding anything in this Plan to the contrary, the following terms and conditions shall apply to incentive stock options granted hereunder to a “10-percent owner.” For this purpose, a “10-percent owner” shall mean a Participant who, at the time the incentive stock option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary thereof. In determining stock ownership, an optionee shall be considered as owning the stock owned, directly or indirectly, by or for his spouse (other than a spouse who is legally separated from the optionee under a decree of divorce or separate maintenance), and his children, grandchildren and parents. With respect to a 10-percent owner, the price at which shares of Stock may be purchased under an incentive stock option granted pursuant to this Plan shall be not less than one hundred ten percent (110%) of the Fair Market Value thereof on the date of grant. Incentive stock options granted to a 10-percent owner shall be exercisable over not more than five (5) years after the date of grant.

(c)       Termination of Employment. Except as otherwise provided by the Board, no option may be exercised by the recipient thereof later than (i) thirty (30) days after termination of a recipient’s relationship (whether as employee, officer, director, consultant or advisor) with the Company for any reason other than death or disability or for cause, as determined by the Board; or (ii) twelve (12) months after a termination of employment (or service as an officer, director, consultant or advisor, as applicable) with the Company by reason of death or disability as determined by the Board. If the Participant ceases to be an employee, officer or director of, or consultant or advisor to, the Company or its Subsidiaries by reason of a termination for Cause, then notwithstanding any other provision hereof, and notwithstanding any prior vesting of any option awarded to such Participant, any such option shall terminate immediately thereupon. In addition, if after the Participant’s termination of service as an employee, officer or director of or consultant to the Company for any other reason the Board determines that it could have terminated the Participant for Cause had all relevant facts been in the Board’s possession at the time of such termination, then the Board may re-characterize the Participant’s termination as a termination for Cause and any such option shall terminate immediately upon such determination, notwithstanding any prior vesting of any such option. In addition, the Board may suspend any exercise of any such option pending the Board’s determination of whether the Participant may be terminated for Cause.

(d)       Limits on Incentive Stock Options. In the event the aggregate Fair Market Value (as determined by the Board at the time of an award) of the Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year under all plans of the Company and its Subsidiaries exceeds One Hundred Thousand Dollars ($100,000), any grant of an incentive stock option that is in excess of such limit shall be treated as a nonqualified stock option to the extent of such excess. For purposes of this paragraph, the Fair Market Value of the Stock subject to an incentive stock option shall be determined as of the date the incentive stock option is granted.

(e)       Redesignation as Nonqualified Stock Option. If an incentive stock option at any time fails to meet the requirements of Section 422 of the Code, such option, to the extent the requirements of Section 422 of the Code are not met, shall be treated as a nonqualified stock option for Federal income tax purposes automatically without further action by the Board, effective as of the first date on which any such requirement was not met. The requirements for incentive stock options under Section 422 of the Code include minimum holding period requirements that specify that the stock acquired upon exercise of an incentive stock option must be held for at least two years from the date of grant and one year from the date of exercise.

7.3       Nonqualified Stock Options. Nonqualified stock options will be exercisable at option prices of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant, unless otherwise determined by the Board; provided that any nonqualified stock option granted with an exercise price that is less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date of grant shall be considered nonqualified deferred compensation subject to the provisions of Section 409A of the Code. Nonqualified stock options will be exercisable at such times and subject to such terms and conditions as determined by the Board at grant or thereafter.

7.4       Award Agreement. Each Participant who receives an option shall be required to execute an option agreement that shall specify the type of option granted, the option price, the duration of the option, the number of shares of Stock covered by the option and such other provisions as the Board shall determine, including any vesting schedule or other criteria to be applicable with respect to the exercisability of the option.

7.5       Vesting. Notwithstanding any other provision hereof, unless otherwise approved by the Board of Directors, each award shall be subject to (i) vesting over a three (3) year period, with the first one-third (1/3) of such award vesting following twelve (12) months of continued employment or service (or the date of grant in the case of a grant to a non-employee director or consultant, upon the first anniversary of the date of the grant), and the remaining portion of the award vesting in equal monthly installments over the following twenty-four (24) months, and (ii) a “right of first refusal” by the Company with respect to any proposed sale or transfer by an award recipient of Stock issued under an award.

7.6       Payment. Subject to the following provisions of this Section 7.6, the full option price for shares of Stock purchased upon the exercise of any option and any required withholding taxes shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Board and described in clause (b) of this Section 7.6, payment may be made as soon as practicable after the exercise). The Board shall determine the methods and the forms for payment of the purchase price of options, including (a) by effective receipt of cash or, to the extent permitted by the Board, other mature shares of the Company (as defined by U.S. Generally Accepted Accounting Principles) having a then Fair Market Value equal to the purchase price of such shares or any combination thereof; or (b) by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option price and any tax withholding resulting from such exercise. Shares of Stock tendered shall be duly endorsed in blank or accompanied by stock powers duly endorsed in blank. Upon receipt of the payment of the entire option price for the shares so purchased, and all applicable withholding taxes, certificates for such shares shall be delivered to the purchasing Participant.

Section 8.       Other Awards

8.1       Other Stock-Based Awards. Other awards, valued in whole or in part by reference to, or otherwise based on, shares of Stock, may be granted either alone or in addition to or in conjunction with any awards described in this Plan for such consideration, if any, and in such amounts and having such terms and conditions as the Board may determine.

8.2       Other Benefits. The Board shall have the right to provide types of benefits under the Plan in addition to those specifically listed, if the Board believes that such benefits would further the purposes for which the Plan was established.

Section 9.       Transferability

9.1       Awards Not Transferable. Each award granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, except that a Participant may, to the extent allowed by the Board and in a manner specified by the Board (a) designate in writing a beneficiary to exercise the award after the Participant’s death; or (b) transfer any award; provided, however, that in no event may incentive stock options be transferred other than by will or the laws of descent and distribution.

9.2       One-Percent Interests. If any Participant, by reason of an award proposed to be granted under the Plan or by a purchase of shares of Stock subject to the exercise of any award granted under the Plan, would thereby become the holder of Stock or rights to acquire Stock then representing in the aggregate more than one percent (1%) of the issued and outstanding shares of Stock of the Company, it shall be a condition of such grant or such purchase that such Participant become party to, and agree to be bound by and subject to the terms of, (i) that certain Voting Agreement dated as of April 15, 2009, as amended, modified and supplemented from time to time, by and between the Company and the parties named therein (the “Voting Agreement”), a copy of which is on file and may be inspected at the offices of the Company, by executing and delivering a Consent and Acknowledgment thereto, and (ii) any other agreement by and among the Company and stockholders of the Company that may hereafter be adopted.

9.3       Restrictions on Transfer of Stock. As a condition of purchase of any Stock pursuant to exercise of an award made pursuant hereto, the Participant shall agree (for the Participant and on behalf of the heirs, legatees and legal representatives of such Participant), with respect to all shares of Stock acquired pursuant to each award granted under the Plan (and any shares of Stock issued pursuant to a stock dividend or stock split thereon or any securities issued in lieu thereof or in substitution or exchange therefor), not to sell or otherwise dispose of such shares except (a) for transfers to a trust or other transferee for estate planning purposes, or (b) to another third party if each of the following conditions are satisfied: (i) the Participant provides prior written notice to the Company of the proposed transfer, specifying the terms of the proposed transfer and identifying the proposed transferee and, if the proposed transferee is not a natural person, of all other entities that it controls, is controlled by, or is under common control with (“Affiliates”), (ii) the Company is given a sixty (60) day right of first refusal to acquire such shares on the terms proposed for such third-party transfer, and (iii) the Board approves the proposed transfer, provided that proposed transfers to any entity that is a competitor of the Company (either directly or indirectly through an Affiliate) will not be approved. In any event, no such shares of Stock may be transferred except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”) or an exemption from the registration requirements of the Act, and except in a transaction that, in the opinion of counsel for the Company, would not prevent or interfere with the fulfillment of obligations under the Voting Agreement if then in force.

9.4       Other Conditions. As a further condition to the issuance of any shares pursuant to an exercise of an award made pursuant hereto, the Participant shall agree (for the Participant and on behalf of the heirs, legatees and legal representatives of such Participant) to execute and deliver to the Company such investment representations and warranties, and to take such other actions, as counsel for the Company determines may be necessary or appropriate for compliance with the Act, the Voting Agreement (if applicable), and any applicable securities laws.

9.5       Legend. Unless otherwise determined by the Board, any certificate representing shares of Stock acquired pursuant to this Plan shall bear the following legend:

The shares of Stock represented by this certificate are restricted securities as that term is defined under Rule 144 promulgated under the Securities Act of 1933, as amended (the “Act”) and are subject to the provisions of that certain Incentive Stock Plan dated as of December ____, 2012, adopted by the Company (as same may be amended), a copy of which may be inspected at the offices of the Company. These shares may not be sold, transferred or disposed of unless they are registered under the Act, or sold in a transaction that is exempt from registration under the Act and any applicable state securities laws.

Section 10.     Rights of Participants

Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or service at any time nor confer upon any Participant any right to continue in the employ or service of the Company or any Affiliate. The Plan does not constitute a contract of employment, and any grant of Options or Stock pursuant to the Plan will not give any employee or Participant the right to be retained in the employ or service of the Company or any Affiliate. The grant of an Option under the Plan shall not confer upon the holder thereof any right as a shareholder of the Company. As of the date on which an optionee exercises an Option, the optionee shall have all rights of a shareholder of record with respect to the number of shares of Stock as to which the Option is exercised, irrespective of whether certificates to evidence the shares of stock have been issued on such date.

Section 11.     Rights to Repurchase Stock/Awards

The provisions of this Section shall apply to each award granted under the Plan, and to all Stock acquired by a Participant pursuant to any exercise thereof.

11.1       In the event a Participant ceases to be employed by (or serve as an officer or director of or consultant or advisor to) the Company and/or its Subsidiaries by reason of the Participant’s death, disability, resignation, retirement, or any other reason other than a termination for cause, the Company shall have the right to purchase, and the Participant shall have the right to require the Company to purchase, any Stock then owned or controlled by Participant by reason of exercise or realization of an award hereunder (whether such exercise or realization occurs before or after such termination) and any vested outstanding award, at a price payable in cash equal to (a) for each share, the then fair market value of a share of such Stock and (b) for each vested option, the excess of the then fair market value of a share of such Stock over the exercise price for such option, with fair market value being determined for all purposes as of the date of the exercise by the Company or such Participant, as applicable, of such right. Such rights may be exercised (x) by the Participant during the sixty (60) day period after the Participant ceases to be so employed (or to so serve), and thereafter annually during the sixty (60) day period following each anniversary of such cessation; and (y) by the Company at any time upon notice to the Participant. If any award expires prior to the Participant exercising such right, then the Participant shall forfeit his or her put rights with respect to such award immediately upon the date such award expires.

11.2       In the event the employment (or service as an officer, director, consultant or advisor) of a Participant is terminated by the Company for cause, the Company shall have the right, exercisable at any time upon notice to such Participant to purchase any Stock then owned or controlled by such Participant by reason of exercise or realization of an award hereunder (whether such exercise or realization occurs before or after such termination) at a price per share payable in cash equal to the then fair market value of a share of such Stock as of the date of the Company’s exercise of such repurchase right. Such value shall be determined as provided in Section 11.3.

11.3       For purposes of Sections 11.1 and 11.2, the per-share value shall be (i) if the Stock is then publicly traded, the average of the bid and ask price on such date (or, if not a trading day, as of the next day that is a trading day); or (ii) if the Stock is not then publicly traded, as determined by the Board of Directors on the basis of the book value of the Company without discount for minority interest or lack of control. In the case of clause (ii) preceding, but only for purposes of Section 11.1, in the event a third-party transaction involving Stock occurs within sixty (60) days of any such exercise, the per-share value shall be the higher of the value as determined pursuant to the foregoing and the price (or effective price) per share in such third-party transaction, and if the latter is the greater and payment to Participant has occurred based on a different determination of value, the Company shall promptly thereafter pay to Participant (or cause the applicable third party to pay) an amount equal to the per-share difference in valuations multiplied by the number of shares of Stock subject to such purchase.

11.4       In the event the Company enters into an agreement providing for an acquisition of the Company by a third party or a transaction that includes or is proposed to include the purchase of all or substantially all the outstanding shares of Stock (and rights to acquire Stock), then each Participant agrees to sell all the Stock then owned or controlled by such Participant (or any permitted transferee or successor) by reason of his exercise or realization of any award granted under the Plan, and any unexercised or unrealized rights under any award granted under the Plan to acquire or vest in Stock, to such third party on the terms and conditions, and for the purchase price, as set forth in the applicable transaction agreement.

11.5       The closing of any transaction contemplated by this Section 11 shall be set by the Company and occur at such time and place as shall be designated by the Company by notice to Participant. Delivery of certificates or other instruments evidencing such shares duly endorsed for transfer and free and clear of all liens, claims and other encumbrances (other than those encumbrances hereunder) shall be made on such date against delivery of the purchase price therefor in satisfaction of any obligation secured thereby.

11.6       Each Participant hereby appoints Sven-Olof Lindblad and any officer of the Company, each with right of substitution, as such Participant’s lawful attorney-in-fact to execute and deliver on behalf of Participant any instruments, certificates or affidavits reasonably necessary or appropriate for closing of any transaction pursuant to this Section 11 and the transfer of any Stock subject to the provisions of this Section 11.

Section 12.     Amendment, Modification and Termination of Plan

12.1       Amendments and Termination. The Plan shall terminate December 31, 2015; provided, however, that the Board may at any time amend, alter, suspend, discontinue or terminate the Plan; and provided further, that stockholder approval of any amendment of the Plan shall be obtained if otherwise required by the Code or any rules promulgated thereunder (in order to allow for incentive stock options to be granted under the Plan). Termination of the Plan shall not affect the rights of Participants with respect to awards previously granted to them, and all unexpired awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

12.2       Waiver of Conditions. The Board may, in whole or in part, waive any conditions or other restrictions with respect to any award granted under the Plan.

Section 13.     Taxes

The Company shall be entitled to withhold the amount of any federal, state and local income and employment taxes attributable to any amount payable or shares of Stock deliverable under the Plan after giving the person entitled to receive such amount or shares of Stock notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. The Board may, in its discretion and subject to such rules as it may adopt, permit a Participant to pay all or a portion of the Federal, state and local withholding taxes arising in connection with an award under the Plan by electing to (i) have the Company withhold shares of Stock with a value equal to the amount required to be withheld, (ii) tender back shares of Stock received in connection with such award, or (iii) deliver other previously owned shares of Stock, in each case having a fair market value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Participant’s estimated total Federal, state and local tax obligations associated with the transaction. The election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as required by the Board. The fair market value of fractional shares of Stock remaining after payment of the withholding taxes shall be paid to the Participant in cash.

Section 14.     Miscellaneous

14.1       Stock Transfer Restrictions.

(a)       Shares of Stock purchased under the Plan may not be sold or otherwise disposed of except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), or in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act; and (ii) in compliance with state securities laws. To the extent not inconsistent with applicable law, the Board may waive the foregoing restrictions, in whole or in part, in any particular case or cases or may terminate such restrictions whenever the Board determines that such restrictions afford no substantial benefit to the Company.

(b)       All certificates for shares delivered under the Plan pursuant to any award or the exercise thereof shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the Plan and any applicable federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

14.2       Other Provisions. The grant of any award under the Plan may also be subject to other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Board determines appropriate, including, without limitation, provisions for (a) the Participant’s agreement to abide by any non-disclosure or non-compete requirements or restrictions as specified in the Participant’s award agreement; (b) one or more means to enable Participants to defer recognition of taxable income relating to awards or cash payments derived therefrom, which means may provide for a return to a Participant on amounts deferred as determined by the Board (provided that no such deferral means may result in an increase in the number of shares of Stock issuable hereunder); (c) the purchase of Stock under options in installments; or (d) the financing of the purchase of Stock under the options in the form of a promissory note issued to the Company by a Participant on such terms and conditions as the Board determines.

14.3       Award Agreement. No person shall have any rights under any award granted under the Plan unless and until the Company and the Participant to whom the award was granted shall have executed an award agreement in such form as shall have been approved by the Board.

14.4       Effect of Termination. The provisions of Section 7.2(c) and of Section 11.1 regarding rights upon, and the effect of, termination or cessation of a Participant’s relationship with the Company shall not apply solely by reason of the termination of a Participant’s relationship with the Company in any particular capacity if the Participant continues to serve the Company in another capacity; provided, that the foregoing shall not operate to override any otherwise applicable limitation on eligibility for incentive options.

Section 15.     Legal Construction

15.1       Requirements of Law. The granting of awards under the Plan and the issuance of shares of Stock in connection with an award, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required.

15.2       Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York, without reference to conflict of law principles thereof.

15.3       Severability. If any provision of the Plan or any award agreement or any award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or award, or would disqualify the Plan, any award agreement or any award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan, any award agreement or the award, such provision shall be stricken as to such jurisdiction, person or award, and the remainder of the Plan, any such award agreement and any such award shall remain in full force and effect.

As adopted by the Board of Directors